                                                                    CONFIDENTIAL







                                   PARK SQUARE
                              Boston, Massachusetts



                                   $70,000,000



                                 LEHMAN BROTHERS

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, securities backed by the mortgage loans mentioned herein or derivatives thereof (including options). The intended recipients of this material are "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and if you are not such a "qualified institutional buyer," you should promptly return this material to Lehman Brothers Inc.



INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS AND PROPERTIES. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN OR OTHERWISE, IS SUBJECT TO COMPLETION AND CHANGE AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL OFFERING MEMORANDUM FOR ANY RELATED SECURITIES ACTUALLY SOLD TO YOU.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.       TRANSACTION OVERVIEW

--------------------------------------------------------------------------------

II.      SPONSORSHIP

--------------------------------------------------------------------------------

III.     LOAN SUMMARY

--------------------------------------------------------------------------------
IV.      PROPERTY HIGHLIGHTS

--------------------------------------------------------------------------------
V.       FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------


o        $70,000,000 first mortgage loan

         -- Expected shadow rating of Baa3 from Moody's and will have credit characteristics consistent with an instrument rated no lower than BBB- by S&P.

         --       10-year Term (ARD)

         --       Hyperamortizing loan with a 30-year amortization schedule

         --       Anticipated Repayment Date ("ARD"): November 2010

         --       Final Maturity Date: November 2030

o The loan is secured by the fee simple first mortgage on the Park Square Building (the "Property"), an 11-story landmark office building occupying a full block in the Back Bay sub-market in Boston, Massachusetts. The building, which was constructed in 1923 and renovated in 1985, contains a total of 479,283 net rentable square feet.

o According to the third party appraisal, the downtown Boston office market is one of the strongest in the country with extremely low vacancy and rising rental rates. As new leases are signed, it is expected, but not certain, that the Property will benefit from the higher market rent of $48 per square foot. Some of this upside is already being realized as a number of recent office leases have been signed at market rents with tenants scheduled to take occupancy by the end of the year.

o OMV Associates Limited Partnership, an affiliate of Capital Properties, currently owns and operates the Property. According to borrower provided information, Capital Properties was originally founded in 1976 under the name Cohen Properties, which was later changed to Capital Properties. The company currently owns and operates approximately 1.6 million square feet of commercial property in Boston, Massachusetts and Hartford, Connecticut and over 6,000 residential units from Boston to Atlanta.

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

o        The loan features investment grade credit characteristics:

         -- Loan-to-appraised value of 49.4% based on a third party appraisal fee simple market value of $141,700,000.

         -- DSCR of 1.60x (1.87x at the ARD assuming a projected loan balance of $59,947,132), based on underwritten cash flow of $9,566,119 and a loan constant of 8.53%.

SPONSORSHIP
--------------------------------------------------------------------------------


CAPITAL PROPERTIES

o Capital Properties was originally founded in 1976 under the name Cohen Properties, which was later changed to Capital Properties. Capital Properties (the "Company") currently owns and operates approximately 1.6 million square feet of commercial property in Boston, Massachusetts and Hartford, Connecticut and over 6,000 residential units from Boston to Atlanta.

o Since its inception, the Company has been involved in the ownership, acquisition, management and development of over 15,000 apartment units in 10 different states.

o        The Company's non-residential projects include:

         -- 360 NEWBURY STREET - a 130,000 square foot Boston retail/office building housing Tower Records and several national advertising firms.

         -- LINCOLN PLAZA - the original headquarters of the Teradyne Corporation in downtown Boston. It was the winner of the national Commercial Builders Council's Building Design & Construction Award of excellence.

         -- HADDON HALL - originally built as a luxury hotel and later converted to an office building on Commonwealth Avenue in Boston.

LOAN SUMMARY
--------------------------------------------------------------------------------


o        Loan Amount:                   $70,000,000 fee simple first mortgage
                                        loan (the "Original Loan") to be split
                                        into two mortgage loans (the "New
                                        Loans") evidenced by a $60,000,000 A
                                        Note (the "A Note") and a $10,000,000 B
                                        Note (the "B Note"), respectively. The A
                                        Note will be transferred to the LB-UBS
                                        2000-C5 securitization.

o        Loan Description:              7.67% fixed rate, hyperamortizing(1)
                                        loan. Payments on the B Note are
                                        subordinate to payments on the A Note.

o        Collateral:                    The Park Square Building, an 11-story
                                        landmark office building (which the
                                        third party appraisal describes as a
                                        rehabilitated Class A building)
                                        occupying a full block in the Back Bay
                                        sub-market in Boston, Massachusetts.

o        Borrower:                      OMV Associates Limited Partnership, a
                                        special purpose entity affiliated with
                                        Capital Properties.

o        Sponsor:                       Capital Properties

o        Anticipated Repayment Date:    November 2010

o        Maturity Date:                 November 2030

o        ARD Term:                      10-years

(1) The interest rate for each of the New Loans after the Anticipated Repayment Date shall be fixed at five percentage points above the greater of the regular interest rate and the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Maturity Date. The amount by which interest at the post-Anticipated Repayment Date exceeds interest at the regular interest rate shall be deferred, shall compound at the post-Anticipated Repayment Date rate and shall be payable after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. After the Anticipated Repayment Date, certain amounts of excess cash flow shall be utilized to pay principal of the loan.

LOAN SUMMARY
--------------------------------------------------------------------------------


o        Amortization:                  30-years

o        Prepayment Provisions:         Lock-out with defeasance permitted at
                                        the earlier of 1) October 1, 2003 or 2)
                                        two years from securitization.
                                        Prepayment without penalty allowed
                                        commencing six months prior to ARD.

o        Cash Management:               Hard lockox

o        Reserves:                      Monthly tax reserves, replacement
                                        reserves of $10,125 per month (1/12th of $0.25 per square foot annually). Tenant improvements and leasing commissions reserve. Other reserves: a reserve
                                        (approximately $400,000) representing
                                        the debt service relating to the rental
                                        income underwritten with respect to a
                                        recent lease buy-out where an existing
                                        tenant receives credit in the amount of
                                        the reserve in consideration for the
                                        buy-out of its previous space.

o        LTV:                           49.4% based on a third party appraisal
                                        value of $141,700,000

o        DSCR (NCF):                    1.60x based on underwritten net cash
                                        flow of $9,566,119 and loan constant of
                                        8.53%

o        DSCR (NCF) at ARD:             1.87x assuming a projected loan amount
                                        of $59,947,132

LOAN SUMMARY
--------------------------------------------------------------------------------


o        Earnout:                       $2.5 million of the $70.0 million
                                        combined principal balance of the New
                                        Loans will be held in a reserve account
                                        at the time of securitization. Such
                                        amounts will be released to the borrower based on achievement of certain new lease performance targets prior to June
                                        1, 2001. If these lease tests are not
                                        met by such time, the $2.5 million will
                                        remain in escrow and serve as additional collateral.

PROPERTY HIGHLIGHTS
--------------------------------------------------------------------------------






                                [GRAPHIC OMITTED]

PROPERTY HIGHLIGHTS
--------------------------------------------------------------------------------




                                [GRAPHIC OMITTED]

PROPERTY HIGHLIGHTS
--------------------------------------------------------------------------------


o The Park Square Building (the "Property") is a landmark, 479,283 square foot office building located in downtown Boston in the Back Bay sub-market. The 600 feet long by 75 feet wide building occupies a full block bounded by Arlington Street, Berkeley Street, Providence Street and St. James Avenue. The Property was 97% occupied as of September 1, 2000.

o The building was constructed in 1923, renovated in 1985 and features an indoor shopping arcade on the ground floor. Improvements in recent years include upgrades and renovations to elevators and HVAC systems, among other improvements.

o Park Square's tenancy is comprised of national and local tenants. The tenancy is comprised of national and regional companies in the technology, publishing, legal and consulting industries, including the Yankee Group (technology consulting group owned by Reuters Enterprises, which is rated Aa3 by Moody's), The New England Insurance Co. (owned by Met Life Insurance Co., which is rated AA/Aa2 by S&P and Moody's, respectively) and Warren Gorham & Lamont (business publishing).

o According to the appraisal, the average contract rent for all tenants at the property is $29.93 per square foot. Such average rent is 37.5% below the current market rent of $48 per square foot as estimated by the appraiser. A number of recent office leases have been signed at the Property at market rents, improving cash flow at the Property.

o In total, the building contains in excess of 20 retail tenants and 50 office tenants. The building also receives revenue from storage and rooftop antennas.

PROPERTY HIGHLIGHTS
--------------------------------------------------------------------------------


o The building's location provides good access to public transportation including buses and several "T" stops (the "T" is Boston's mass transit subway system).

o Amenities at the property include the 30,000 square foot retail arcade in the lobby offering dining, banking services, office services and other retail shops. The retail stores benefit from the traffic relating to the office tenants at the Property, as well as other commuters who pass through Park Square.

o Newbury Street, located two blocks north of the Property, features high-end fashion stores and fine dining establishments.

o Nearby property uses include office buildings (Liberty Mutual and John Hancock Building), retail (Hermes, Brooks Brothers, Louis Boston, FAO Schwartz) and hotels (Park Plaza Hotel, Four Seasons Hotel, Ritz Carlton Hotel). The Boston Public Gardens are located one block north and Copley Plaza is located within two blocks of the Property.

PROPERTY HIGHLIGHTS
--------------------------------------------------------------------------------


TOP 5 OFFICE TENANTS


    ----------------------------------------------------------------------------
    Tenant                                 Square       % of Total      Lease
                                          Footage          GLA        Expiration
    ----------------------------------------------------------------------------
    The Yankee Group(1)                     59,977          12.5%      6/30/07
    The New England Insurance Co.(2)        45,500           9.5       3/30/04
    Warren, Gorham & Lambert                41,255           8.6       9/30/03
    PaperExchange.com                       25,310           5.3       7/31/05
    Kopleman & Paige                        28,257           5.9       2/11/06
    Other Tenants                          264,869          55.3
    Vacant Space                            14,115           2.9
                                        ----------         -----
    TOTAL:                                 479,283         100.0%
    ============================================================================
    (1) Recently acquired by Reuters Enterprises, rated Aa3 by Moody's (S&P does not rate the company).
    (2) An affiliate of the Metropolitan Life Insurance Company.

PROPERTY HIGHLIGHTS
--------------------------------------------------------------------------------


LEASE ROLLOVER SCHEDULE





 0.2%   3.4%   9.1%   11.6%  21.2%   22.9%    6.8%  12.5%   5.1%   0.1%   0.0%
--------------------------------------------------------------------------------
 2000   2001   2002    2003   2004    2005    2006   2007   2008   2009   2010

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



======================================================================================================================
Tenant                                     1998              1999              TTM 8/00             UW Cashflow
----------------------------------------------------------------------------------------------------------------------
Effective Gross Income                   $8,166,549       $10,507,943          $12,359,879           $15,867,365
Operating Expenses                        3,966,158         4,618,431            4,825,899             4,981,660
                                      -------------     -------------       --------------         -------------
Net Operating Income                     $4,200,391        $5,889,512           $7,533,980           $10,885,705
TI, LC & Replacement Reserves                                                                          1,319,586
                                                                                                   -------------
NET CASH FLOW                                                                                         $9,566,119
======================================================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


NOTES TO UNDERWRITTEN CASHFLOW

REVENUES

o Base Rent based on leases in place per Borrower's rent roll dated September 1, 2000 with rent increases through December 1, 2000 and including additional signed lease commitments through July 1, 2001.

o Operating Expense, Utilities, and Tax Reimbursements based upon 2000 budget. Tenants pay reimbursements based upon their pro rata share of increases in expenses over a base year.

o       Percentage rent based on the Trailing Twelve Months through August 2000.

o Sublease revenue is based on Borrower's Pro-forma for FYE 11/2001. The sublease revenue plus the rent paid to the Borrower by the sublessors ranges from $27.75 to $33.50 psf, which is less than the current market rent. Upon expiration of the sublessors' leases, the total income to the Borrower is expected to increase when the space is leased at market rents.

o Other Revenue is based on the 2000 Budget and consists of Tenant Service Fees, Antenna Income, and Other Miscellaneous Income.

o A vacancy adjustment of $484,372 was taken to bring the effective occupancy to 95%.

EXPENSES

o       Management Fee is based on 3.0% of EGI.

o       Other Operating Expenses are based upon 2000 budget.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


NOTES TO UNDERWRITTEN CASHFLOW

EXPENSES (CONT'D)

o Recent historical and underwritten Real Estate Taxes include consideration for reassessment of the Property as a result of the Borrower's acquisition of the Property in December 1997 for $57 million.

o Non-Reimbursable Expenses include Professional Fees. These fees are projected to be less than historicals which included legal fees spent on tenant matters which relate to the period immediately after the property was acquired in 1997. These were one-time expenses that are not projected to occur in the future.

CAPITAL EXPENDITURES

o Replacement Reserves are underwritten at $0.25 psf. The Engineering Report by EnviroBusiness, Inc. estimated reserves of $0.04 psf per year.

o Tenant Improvements are calculated based on average annual rollover of underwritten occupied space assuming an average lease term of five years. Tenant Improvement costs of $15.00 psf for new tenants and $7.50 psf for renewals were assumed with a 65% renewal probability.

o Leasing Commissions are based upon $5.00 psf for a new tenant and $2.50 psf for a renewal tenant, with a 65% renewal probability.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

                                                                November 2, 2000

                                   TERM SHEET


                          REGARDING PRIVATE OFFERING OF

                              $10,000,000 "B NOTE"
                                  (APPROXIMATE)

                              PARK SQUARE BUILDING

                              BOSTON, MASSACHUSETTS




===============================================================================
 EXPECTED SHADOW RATINGS     APPROXIMATE FACE     CUMULATIVE     CUMULATIVE
      (S&P/MOODY'S)             AMOUNT(1)          LTV %(2)       DSCR(3)
-------------------------------------------------------------------------------
          A-/A3                   $3,000,000       44.5%         1.78x
-------------------------------------------------------------------------------
         BBB/Baa2                  4,000,000       47.3%         1.67x
-------------------------------------------------------------------------------
        BBB-/Baa3                  3,000,000       49.4%         1.60x
-------------------------------------------------------------------------------
 TOTALS:                         $10,000,000       49.4%         1.60X
===============================================================================
(1)  Subject to change based upon completion of rating agency due diligence.
(2) Calculation based on appraised value of $141,700,000 and assuming the loan amount including the A Note principal balance of $60,000,000.
(3) Calculated based on actual debt constant of 8.53%, underwritten net cashflow of $9,556,119 and assuming the loan amount including the A Note principal balance of $60,000,000.



                                LEHMAN BROTHERS


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

                                                                November 2, 2000

MORTGAGE LOAN HIGHLIGHTS

[ ] $70,000,000 fee simple first mortgage loan (the "Original Loan") to be split into two mortgage loans (the "New Loans") evidenced by a $60,000,000 A Note (the "A Note") and $10,000,000 B Note (the "B Note"), respectively. The A Note will be transferred to the LB-UBS 2000-C5 securitization.

[ ] The Original Loan is a 7.67% fixed rate, hyperamortizing loan(1) with a 30-year amortization schedule, an Anticipated Repayment Date of November 2010 (the "Anticipated Repayment Date" or "ARD") and maturity date of November 2030.

[ ] Each New Loan will be secured by the Park Square Building (the "Property"), an 11-story, landmark office building occupying a full block in the Back Bay sub-market in Boston, Massachusetts.

[ ]  Sponsorship: The sponsor of the Property is Capital Properties
     Associates, LP, whose key principal is Richard D. Cohen. Capital Properties owns and operates approximately two million square feet of office space and approximately 5,000 residential units.

[ ] LTV: The A Note and B Note have a combined loan-to-value ratio of 49.4% based on an appraised value of $141,700,000.

[ ] DSCR: Based on underwritten net cashflow of $9,566,119 and the actual debt service constant of 8.53%, the A Note and B Note have a combined DSCR of 1.60x.

[ ] Prepayment Provisions: Lock-out with defeasance permitted two years after securitization. Prepayment without penalty allowed commencing 6 months prior to ARD.

[ ]  Cash Management: Hard lockbox.

[ ] Earn Out Amounts: $2.5 million of the $70.0 million combined principal balance of the mortgage loans will be held in a reserve account at the time of securitization. Such amounts will be released to the borrower based on achievement of certain new lease performance targets.

[ ]  Reserves:

     - Monthly tax reserves; additionally, if satisfactory blanket insurance is not obtained, then monthly insurance escrows will be collected.

     - Replacement reserves of $10,125 per month (1/12th of $0.25 psf annually).

     -    Tenant improvement and leasing commissions reserve.

     - Other reserves: a $426,655 reserve representing the debt service relating to the rental income underwritten with respect to a recent lease buy-out.



(1) The interest rate for the New Loans after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 5% or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Maturity Date plus 5%. The amount by which interest at the post-Anticipated Repayment Date rate exceeds interest at the regular interest rate shall be added to principal, shall compound at the post-Anticipated Repayment Date rate and shall be payable after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. After the Anticipated Repayment Date excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the loan.

This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

                                                                November 2, 2000

PROPERTY HIGHLIGHTS

[ ] The Park Square Building (the "Property") is a landmark, 11-story, 479,283 square foot office building located in downtown Boston in the Back Bay sub-market. The building occupies a full block with over 32,367 net rentable square feet of retail space and 424,905 net rentable square feet of office space. The building also receives revenue from storage space and rooftop antennas.

[ ]  Location:  Boston, Massachusetts

[ ]  Other Property Features:

     - The tenancy is comprised of national and regional companies in the technology, publishing, legal and consulting industries.

     - The ground floor of the Property, where the retail stores are located, includes dining services, banking services and office services. Traffic to the stores comes from office tenants and other commuters who pass through Park Square.

     - The average contract rent for all tenants at the property is $29.93 psf, which according to the appraiser is 37.5% below the current market rent of $48 psf for office space. A recent lease at the property for 11,488 square feet was signed at $52 psf.

[ ] Year Built/Renovated: Built in 1923, with major renovations in 1985; improvements in the last few years include upgrades and renovations of elevators, HVAC systems and restrooms.

[ ]  Significant Tenants:

                                          SQUARE       % OF TOTAL NRA      LEASE EXPIRATION     RENT/SF        MOODY'S/ S& P RATING
                                         FOOTAGE

Yankee Group (1)                           59,977          12.5%             06/30/07            $35.00                Aa3/NR

New England Life Ins. Co. (2)              45,500           9.5              03/30/04            $35.00                Aa2/AA

Warren, Gorham & Lamont                    41,255           8.6               9/30/03            $15.50                  NR

PaperExchange.com                          25,310           5.3              07/31/05            $42.75                  NR

Kopelman & Paige, P.C.                     28,257           5.9              02/11/06            $20.89                  NR

Other Tenants                             264,869          55.3

Vacant Space                               14,115           2.9
                                       ----------           ---

         TOTALS:                          479,283         100.0%

[ ]      Occupancy:  97.1% occupied as of September 1, 2000.

[ ] Underwritten NOI: $10,885,705 based on leases in place as of 09/01/2000.

[ ]      Underwritten cashflow: $9,566,119.



(1) Recently acquired by Reuters Enterprises, rated Aa3 by Moody's (S&P does not rate the company).
(2)  An affiliate of the Metropolitan Life Insurance Company.

This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.


STRUCTURAL SUMMARY



A/B NOTE STRUCTURE  The New Loans will be evidenced by the A Note and the B
                    Note. The New Loan evidenced by the A Note, which will have a loan amount with a shadow rating or credit characteristics consistent with those of a rating which is not lower than A/A2 (S&P/Moody's), will be contributed to the LB-UBS 2000-C5 securitization. The New Loan evidenced by the B Note will be sold separately to a Qualified Institutional Buyer either through a direct sale of the B Note or through a sale to another trust which will in turn issue securities representing the whole interest in such note.

                    The holder of the B Note or of the securities collateralized by the B Note, as applicable, will have certain rights and remedies including the following:

                    o The right, but not the obligation, to buy the A Note out of the LB-UBS 2000-C5 transaction following either of the A Note or B Note being subject to special servicing and a 60-day monetary delinquency, in order to effect a different course of asset resolution from the one proposed by the transaction's special servicer. The purchase price of the A Note is par plus any accrued interest and trust expenses relating to the A Note (including interest on Advances described below);

                    o The right to receive all notices of significant special servicing events; and

                    o The right to advise and direct the special servicer with respect to actions taken by the special servicer regarding significant special servicing events and waivers of due on sale and due on encumbrance clauses provided that (i) the principal balance of the B Note, less any appraisal reductions, is at least 50% of the initial principal balance of the B Note, and (ii) such advice or direction is consistent with the servicing standard.

DISTRIBUTIONS       Interest and principal payments will be allocated first to the A Note and then to the B Note.

ADVANCING           The servicer will be obligated to make advances of scheduled principal and interest payments and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable. Such Advances will accrue interest at the Prime Rate. The B Note holder has the right to request the servicer to terminate any Advances relating to amounts owed on the B Note.

This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.